Exhibit 99.1

Media Contact: Emily Karpenske | Senior Communication Specialist Emily.Karpenske@bwbmn.com | 952.653.0624	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

July 21, 2026

Bridgewater Bancshares, Inc. Announces Second Quarter 2026 Financial Results

Second Quarter 2026 Highlights

●	Net income of $14.0 million, or $0.45 per diluted common share.
●	Net interest income increased $1.9 million, or 21.0% annualized, from the first quarter of 2026.
●	Net interest margin (on a fully tax-equivalent basis) of 3.07%, an increase of eight basis points from the first quarter of 2026.
●	Yield on total loans of 5.91% for the second quarter of 2026, an increase of 10 basis points from the first quarter of 2026.
●	Gross loans increased by $58.3 million, or 5.4% annualized, from the first quarter of 2026.
●	Total deposits increased by $40.7 million, or 3.8% annualized, from the first quarter of 2026; core deposits(2) decreased by $29.9 million, or 3.5% annualized, from the first quarter of 2026.
●	Efficiency ratio(1) of 53.0%, down from 56.3% for the first quarter of 2026.
●	Annualized net loan charge-offs as a percentage of average loans of 0.04%, compared to 0.05% for the first quarter of 2026.
●	Nonperforming assets to total assets of 0.40% at June 30, 2026, up from 0.22% at March 31, 2026.
●	Tangible book value per share(1) of $16.61 at June 30, 2026, an increase of 17.1% annualized from the first quarter of 2026.
●	Common Equity Tier 1 Risk-Based Capital Ratio of 9.61%, up from 9.53% at March 31, 2026.
●	Repurchased 38,659 shares of common stock at a weighted average price of $18.12, for a total of $700,000.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (“the Company”), the parent company of Bridgewater Bank (“the Bank”), today announced net income of $14.0 million for the second quarter of 2026, compared to $17.4 million for the first quarter of 2026, and $11.5 million for the second quarter of 2025. Earnings per diluted common share were $0.45 for the second quarter of 2026, compared to $0.58 for the first quarter of 2026, and $0.38 for the second quarter of 2025.

“Bridgewater’s strong second quarter reflected continued progress across key profitability drivers, highlighted by improved revenue and net interest income growth trends,” said Chairman and Chief Executive Officer, Jerry Baack. “The profitable growth of our loan portfolio, supported by continued net interest margin expansion and higher loan repricing, helped drive stronger earnings performance while we maintained our disciplined credit underwriting approach and strong asset quality profile. Our results demonstrated the strength of our core banking model, the benefits of disciplined balance sheet management, and the continued momentum we are seeing across our markets.

“We remain focused on executing our relationship-based growth strategy and are continuing to proactively add top talent across our production and support teams. These investments will support our ability to capitalize on future growth opportunities, strengthen our ability to serve clients, and create long-term value for our shareholders.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Per Common Share Data
Basic Earnings Per Share	$0.47	$0.59	$0.38	$1.06	$0.70
Diluted Earnings Per Share	0.45	0.58	0.38	1.03	0.68
Adjusted Diluted Earnings Per Share (1)	0.45	0.41	0.37	0.86	0.69
Book Value Per Share	17.27	16.60	14.92	17.27	14.92
Tangible Book Value Per Share (1)	16.61	15.93	14.21	16.61	14.21

Financial Ratios
Return on Average Assets (2)	1.06%	1.35%	0.90%	1.20%	0.83%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.43	1.30	1.27	1.37	1.20
Return on Average Shareholders' Equity (2)	10.17	13.45	9.80	11.76	9.10
Return on Average Tangible Common Equity (1)(2)	11.15	15.13	10.93	13.07	10.08
Net Interest Margin (3)	3.07	2.99	2.62	3.03	2.56
Core Net Interest Margin (1)(3)	2.94	2.86	2.49	2.90	2.43
Cost of Total Deposits	2.80	2.79	3.16	2.79	3.17
Cost of Funds	2.91	2.90	3.19	2.90	3.18
Yield on Loans	5.91	5.81	5.74	5.86	5.68
Efficiency Ratio (1)	53.0	56.3	52.6	54.6	53.9
Noninterest Expense to Average Assets (2)	1.65	1.71	1.47	1.68	1.46
Tangible Common Equity to Tangible Assets (1)	8.62	8.34	7.40	8.62	7.40
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.61	9.53	9.03	9.61	9.03

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	1.06%	0.98%	0.88%	1.02%	0.84%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.43	1.37	1.31	1.40	1.25
Adjusted Return on Average Shareholders' Equity (2)	10.17	9.76	9.64	9.97	9.21
Adjusted Return on Average Tangible Common Equity (2)	11.15	10.72	10.74	10.94	10.22
Adjusted Efficiency Ratio	53.0	53.8	51.5	53.4	52.5
Adjusted Noninterest Expense to Average Assets (2)	1.65	1.64	1.43	1.65	1.42

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,389,726	$5,335,396	$5,296,673	$5,389,726	$5,296,673
Total Loans, Gross	4,426,389	4,368,042	4,145,799	4,426,389	4,145,799
Deposits	4,346,204	4,305,511	4,236,742	4,346,204	4,236,742
Loan to Deposit Ratio	101.8%	101.5%	97.9%	101.8%	97.9%
Net Loan Charge-Offs to Average Loans (2)	0.04	0.05	0.00	0.04	0.00
Nonperforming Assets to Total Assets (5)	0.40	0.22	0.19	0.40	0.19
Allowance for Credit Losses to Total Loans	1.30	1.31	1.35	1.30	1.35

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the second quarter of 2026 was 3.07%, an eight basis point increase from 2.99% in the first quarter of 2026, and a 45 basis point increase from 2.62% in the second quarter of 2025. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion attributable to the acquisition of First Minnetonka City Bank (“FMCB”), was 2.94% for the second quarter of 2026, an eight basis point increase from 2.86% in the first quarter of 2026, and a 45 basis point increase from 2.49% in the second quarter of 2025.

●	Net interest margin expanded to 3.07% in the second quarter of 2026 primarily due to growth and repricing of the loan portfolio at higher yields and lower rates paid on deposits.
●	The year-over-year expansion in net interest margin was primarily due to growth and repricing of the loan portfolio at higher yields and lower rates paid on deposits, offset partially by the refinancing of subordinated debt at higher rates late in the second quarter of 2025.

Net interest income was $38.6 million for the second quarter of 2026, an increase of $1.9 million from $36.6 million in the first quarter of 2026, and an increase of $6.1 million from $32.5 million in the second quarter of 2025.

●	The linked-quarter increase in net interest income was primarily driven by loan portfolio growth at higher yields, higher cash balances, and lower federal funds purchased balances, offset partially by higher deposit balances.
●	The year-over-year increase in net interest income was primarily due to growth in the loan portfolio and lower rates paid on deposits, offset partially by lower investment securities balances following the sale of $208.5 million of securities in the first quarter of 2026, and higher balances and rates paid on subordinated debt.

Interest income was $72.7 million for the second quarter of 2026, an increase of $2.7 million from $70.0 million in the first quarter of 2026, and an increase of $3.5 million from $69.2 million in the second quarter of 2025.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.73% in the second quarter of 2026, compared to 5.65% in the first quarter of 2026, and 5.56% in the second quarter of 2025.
●	The linked-quarter increase in the yield on interest earning assets was primarily due to growth and repricing of the loan portfolio.
●	The year-over-year increase in the yield on interest earning assets (on a fully tax-equivalent basis) was primarily due to growth and repricing of the loan portfolio at accretive yields.
●	The aggregate loan yield was 5.91% in the second quarter of 2026, 10 basis points higher than 5.81% in the first quarter of 2026, and 17 basis points higher than 5.74% in the second quarter of 2025.
●	Core loan yield, a non-GAAP financial measure, was 5.76% in the second quarter of 2026, 10 basis points higher than 5.66% in the first quarter of 2026, and 17 basis points higher than 5.59% in the second quarter of 2025.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Interest	5.76%	5.66%	5.63%	5.66%	5.59%
Fees	0.13	0.12	0.10	0.09	0.11
Accretion	0.02	0.03	0.05	0.04	0.04
Yield on Loans	5.91%	5.81%	5.78%	5.79%	5.74%

Interest expense was $34.1 million for the second quarter of 2026, an increase of $772,000 from $33.3 million in the first quarter of 2026, and a decrease of $2.7 million from $36.7 million in the second quarter of 2025.

●	The cost of interest bearing liabilities was 3.51% in the second quarter of 2026, compared to 3.53% in the first quarter of 2026, and 3.83% in the second quarter of 2025.
●	The linked-quarter decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on interest bearing deposits and lower balances and rates paid on federal funds purchased.
●	The year-over-year decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on interest bearing deposits, lower balances on FHLB advances, and no balances drawn on the notes payable for the quarter, offset partially by an increase in balances and rates paid on subordinated debentures.

Interest expense on deposits was $29.7 million for the second quarter of 2026, an increase of $918,000 from $28.8 million in the first quarter of 2026, and a decrease of $2.8 million from $32.5 million in the second quarter of 2025.

●	The cost of total deposits was 2.80% in the second quarter of 2026, one basis point higher than 2.79% in the first quarter of 2026, and 36 basis points lower than 3.16% in the second quarter of 2025.
●	The linked-quarter increase in the cost of total deposits was primarily due to higher balances and rates paid on interest bearing transaction deposits and a decrease in noninterest bearing deposits.
●	The year-over-year decrease in the cost of total deposits was primarily due to lower rates paid on deposits following interest rate cuts in 2025 and an increase in noninterest bearing deposits.

Provision for Credit Losses

The provision for credit losses on loans and leases was $550,000 for the second quarter of 2026, compared to $1.4 million for the first quarter of 2026, and $2.0 million for the second quarter of 2025.

●	The provision recorded in the second quarter of 2026 was primarily attributable to growth in the loan portfolio, offset partially by changes to qualitative factors.
●	The allowance for credit losses on loans to total loans was 1.30% at June 30, 2026, compared to 1.31% at March 31, 2026, and 1.35% at June 30, 2025.

The provision for credit losses for off-balance sheet credit exposures was $-0- for the second quarter of 2026, compared to a negative provision of $150,000 for the first quarter of 2026, and a provision of $-0- for the second quarter of 2025.

Noninterest Income

Noninterest income was $2.3 million for the second quarter of 2026, a decrease of $7.2 million from $9.6 million for the first quarter of 2026, and a decrease of $1.3 million from $3.6 million for the second quarter of 2025.

●	The linked-quarter decrease was primarily due to no net gain on the sale of securities, offset partially by higher letter of credit fees.
●	The year-over-year decrease was primarily due to lower swap fees, net gain on the sale of securities, and FHLB prepayment income.
●	Noninterest income included net gain on sales of securities of $-0- during the second quarter of 2026, compared to $7.3 million for the first quarter of 2026, and $474,000 for the second quarter of 2025, which is considered a non-core item.

Noninterest Expense

Noninterest expense was $21.9 million for the second quarter of 2026, a decrease of $276,000 from $22.2 million for the first quarter of 2026, and an increase of $3.0 million from $18.9 million for the second quarter of 2025.

●	The linked-quarter decrease was primarily due to no FHLB prepayment penalty, offset partially by higher salaries and employee benefits.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits and information technology expenses.
●	Noninterest expense for the second quarter of 2026 and the first quarter of 2026 included no merger-related expenses associated with the acquisition of FMCB, compared to merger-related expenses of $540,000 for the second quarter of 2025, which was considered non-core.
●	Noninterest expense for the second quarter of 2026 included no FHLB prepayment penalty, compared to $982,000 for the first quarter of 2026, and no FHLB prepayment penalty for the second quarter of 2025, which was considered non-core.
●	The efficiency ratio (on a fully tax-equivalent basis), a non-GAAP financial measure, was 53.0% for the second quarter of 2026, compared to 56.3% for the first quarter of 2026, and 52.6% for the second quarter of 2025.
●	The Company had 355 full-time equivalent employees at June 30, 2026, compared to 337 at March 31, 2026, and 308 at June 30, 2025. The linked-quarter increase was primarily driven by the hiring of seasonal interns and hiring of key talent across the organization. The year-over-year increase was primarily driven by the hiring of key talent across the organization admist continued M&A disruption.

Income Taxes

The effective combined federal and state income tax rate was 24.1% for the second quarter of 2026, compared to 23.8% for the first quarter of 2026, and 23.9% for the second quarter of 2025.

Balance Sheet

Loans

(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Commercial	$591,034	$593,406	$547,245	$533,476	$549,259
Leases	41,802	41,791	43,407	43,186	44,817
Construction and Land Development	186,248	209,421	216,163	159,991	136,438
1-4 Family Construction	46,539	50,629	45,152	41,739	39,095
Real Estate Mortgage:
1-4 Family Mortgage	485,288	488,029	496,142	487,297	474,269
Multifamily	1,690,566	1,590,091	1,587,338	1,578,223	1,555,731
CRE Owner Occupied	191,153	188,588	189,754	192,966	192,837
CRE Nonowner Occupied	1,168,863	1,185,371	1,165,104	1,158,622	1,137,007
Total Real Estate Mortgage Loans	3,535,870	3,452,079	3,438,338	3,417,108	3,359,844
Consumer and Other	24,896	20,716	19,212	19,054	16,346
Total Loans, Gross	4,426,389	4,368,042	4,309,517	4,214,554	4,145,799
Allowance for Credit Losses on Loans	(57,418)	(57,277)	(56,443)	(56,390)	(55,765)
Net Deferred Loan Fees	(8,469)	(8,633)	(8,966)	(8,282)	(7,629)
Total Loans, Net	$4,360,502	$4,302,132	$4,244,108	$4,149,882	$4,082,405

Total gross loans at June 30, 2026 were $4.43 billion, an increase of $58.3 million, or 5.4% annualized, compared to total gross loans of $4.37 billion at March 31, 2026, and an increase of $280.6 million, or 6.8%, compared to total gross loans of $4.15 billion at June 30, 2025.

●	The increase in the loan portfolio during the second quarter of 2026 was primarily due to growth in the multifamily portfolio.

Deposits

(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Noninterest Bearing Transaction Deposits	$830,952	$828,845	$923,070	$822,632	$787,868
Interest Bearing Transaction Deposits	944,502	899,911	893,740	860,774	791,748
Savings and Money Market Deposits	1,435,582	1,497,517	1,380,922	1,428,726	1,441,694
Time Deposits	243,694	232,959	312,154	346,214	344,882
Brokered Deposits	891,474	846,279	810,483	834,418	870,550
Total Deposits	$4,346,204	$4,305,511	$4,320,369	$4,292,764	$4,236,742

Total deposits at June 30, 2026 were $4.35 billion, an increase of $40.7 million, or 3.8% annualized, compared to total deposits of $4.31 billion at March 31, 2026, and an increase of $109.5 million, or 2.6%, compared to total deposits of $4.24 billion at June 30, 2025.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposit greater than $250,000, decreased $29.9 million, or 3.5% annualized, from March 31, 2026, and increased $161.1 million, or 5.1%, from June 30, 2025.
●	Interest bearing transaction deposits increased $44.6 million, or 19.9% annualized, from March 31, 2026, and increased $152.8 million, or 19.3%, from June 30, 2025.
●	Brokered deposits increased $45.2 million from March 31, 2026, and increased $20.9 million from June 30, 2025. Consistent with historical practice, brokered deposits continue to be used as a supplemental funding source, as needed.

Asset Quality

Overall asset quality remained strong due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.04% for the second quarter of 2026, compared to 0.05% for the first quarter of 2026, and 0.00% for the second quarter of 2025.
●	At June 30, 2026, the Company’s nonperforming assets, which included nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $21.6 million, or 0.40% of total assets, compared to $11.7 million, or 0.22% of total assets, at March 31, 2026, and $10.3 million, or 0.19% of total assets, at June 30, 2025.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at June 30, 2026 totaled $38.5 million, compared to $47.7 million at March 31, 2026, and $53.3 million at June 30, 2025.
●	Loans that warranted a substandard risk rating at June 30, 2026 totaled $43.9 million, compared to $43.1 million at March 31, 2026, and $45.0 million at June 30, 2025.

Capital

Total shareholders’ equity at June 30, 2026 was $547.9 million, an increase of $19.5 million, or 14.8% annualized, compared to $528.4 million at March 31, 2026, and an increase of $71.6 million, or 15.0%, over $476.3 million at June 30, 2025.

●	The linked-quarter increase was primarily due to net income retained, a decrease in unrealized losses in the investment securities portfolio, and an increase in unrealized gains in the derivatives portfolio, offset partially by preferred stock dividends.
●	The year-over-year increase was primarily due to net income retained, a decrease in unrealized losses in the investment securities portfolio, and an increase in unrealized gains in the derivatives portfolio, offset partially by preferred stock dividends and stock repurchases.
●	The Consolidated Common Equity Tier 1 Risk-Based Capital Ratio was 9.61% at June 30, 2026, compared to 9.53% at March 31, 2026, and 9.03% at June 30, 2025.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 8.62% at June 30, 2026, compared to 8.34% at March 31, 2026, and 7.40% at June 30, 2025.

Tangible book value per share, a non-GAAP financial measure, was $16.61 as of June 30, 2026, an increase of 17.1% annualized from $15.93 as of March 31, 2026, and an increase of 16.9% from $14.21 as of June 30, 2025.

During the second quarter of 2026, the Company repurchased 38,659 shares of its common stock at an aggregate purchase price of $700,000 (weighted average price of $18.12 per share).

●	The Company had $12.4 million remaining under its current share repurchase authorization at June 30, 2026.

The Company did not sell any shares during the second quarter of 2026 as part of its existing at-the-market offering.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on September 1, 2026 to shareholders of record of the Series A Preferred Stock at the close of business on August 14, 2026.

Conference Call and Webcast

The Company will host a conference call to discuss its second quarter 2026 financial results on Wednesday, July 22, 2026 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 855-669-9658 and enter access code 9039549. The replay will be available through July 29, 2026. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.4 billion as of June 30, 2026 and nine strategically located branches, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation, or otherwise materially harm our business or customers; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, widespread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East and other international military conflicts that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of FMCB, and the effect of the merger on the Company’s customer and employee relationships and operating results; the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$38,566	$36,647	$35,687	$34,091	$32,452
Provision for Credit Losses	550	1,200	1,450	1,100	2,000
Noninterest Income	2,324	9,564	3,148	2,061	3,627
Noninterest Expense	21,894	22,170	20,238	19,956	18,941
Net Income	14,007	17,406	13,334	11,601	11,520
Net Income Available to Common Shareholders	12,993	16,393	12,320	10,588	10,506

Per Common Share Data
Basic Earnings Per Share	$0.47	$0.59	$0.45	$0.38	$0.38
Diluted Earnings Per Share	0.45	0.58	0.43	0.38	0.38
Adjusted Diluted Earnings Per Share (1)	0.45	0.41	0.44	0.39	0.37
Book Value Per Share	17.27	16.60	16.23	15.62	14.92
Tangible Book Value Per Share (1)	16.61	15.93	15.55	14.93	14.21
Basic Weighted Average Shares Outstanding	27,861,522	27,800,091	27,641,138	27,504,840	27,460,982
Diluted Weighted Average Shares Outstanding	28,589,332	28,490,176	28,354,756	28,190,406	27,998,008
Shares Outstanding at Period End	27,880,830	27,832,867	27,759,970	27,584,732	27,470,283

Financial Ratios
Return on Average Assets (2)	1.06%	1.35%	0.97%	0.86%	0.90%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.43	1.30	1.35	1.19	1.27
Return on Average Shareholders' Equity (2)	10.17	13.45	10.38	9.47	9.80
Return on Average Tangible Common Equity (1)(2)	11.15	15.13	11.53	10.50	10.93
Net Interest Margin (3)	3.07	2.99	2.75	2.63	2.62
Core Net Interest Margin (1)(3)	2.94	2.86	2.62	2.52	2.49
Cost of Total Deposits	2.80	2.79	2.97	3.19	3.16
Cost of Funds	2.91	2.90	3.07	3.25	3.19
Yield on Loans	5.91	5.81	5.78	5.79	5.74
Efficiency Ratio (1)	53.0	56.3	51.6	54.7	52.6
Noninterest Expense to Average Assets (2)	1.65	1.71	1.48	1.47	1.47

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	1.06%	0.98%	0.99%	0.88%	0.88%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.43	1.37	1.38	1.23	1.31
Adjusted Return on Average Shareholders' Equity (2)	10.17	9.76	10.54	9.77	9.64
Adjusted Return on Average Tangible Common Equity (2)	11.15	10.72	11.72	10.86	10.74
Adjusted Efficiency Ratio	53.0	53.8	50.7	53.2	51.5
Adjusted Noninterest Expense to Average Assets (2)	1.65	1.64	1.45	1.43	1.43

Balance Sheet
Total Assets	$5,389,726	$5,335,396	$5,407,002	$5,359,994	$5,296,673
Total Loans, Gross	4,426,389	4,368,042	4,309,517	4,214,554	4,145,799
Deposits	4,346,204	4,305,511	4,320,369	4,292,764	4,236,742
Total Shareholders' Equity	547,909	528,424	517,095	497,463	476,282
Loan to Deposit Ratio	101.8%	101.5%	99.7%	98.2%	97.9%
Core Deposits to Total Deposits (4)	77.0	78.4	77.6	76.4	75.2

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.04%	0.05%	0.11%	0.03%	0.00%
Nonperforming Assets to Total Assets (5)	0.40	0.22	0.41	0.19	0.19
Allowance for Credit Losses to Total Loans	1.30	1.31	1.31	1.34	1.35

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	10.02%	9.89%	9.20%	9.02%	9.14%
Common Equity Tier 1 Risk-based Capital Ratio	9.61	9.53	9.17	9.08	9.03
Tier 1 Risk-based Capital Ratio	10.98	10.94	10.57	10.52	10.51
Total Risk-based Capital Ratio	14.48	14.48	14.12	14.12	14.17
Tangible Common Equity to Tangible Assets (1)	8.62	8.34	8.01	7.71	7.40

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and Cash Equivalents	$169,806	$222,154	$123,511	$131,818	$217,495
Bank-Owned Certificates of Deposit	—	—	—	3,658	3,897
Securities Available for Sale, at Fair Value	605,412	566,565	776,441	826,473	743,889
Loans, Net of Allowance for Credit Losses	4,360,502	4,302,132	4,244,108	4,149,882	4,082,405
Federal Home Loan Bank (FHLB) Stock, at Cost	17,979	18,398	21,122	21,373	21,472
Premises and Equipment, Net	52,730	52,784	51,576	50,955	49,979
Foreclosed Assets	—	—	—	—	185
Accrued Interest	16,946	15,841	18,929	19,244	17,711
Goodwill	11,982	11,982	11,982	11,982	11,982
Other Intangible Assets, Net	6,477	6,703	6,930	7,160	7,390
Bank-Owned Life Insurance	45,671	45,219	46,576	46,121	45,413
Other Assets	102,221	93,618	105,827	91,328	94,855
Total Assets	$5,389,726	$5,335,396	$5,407,002	$5,359,994	$5,296,673

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$830,952	$828,845	$923,070	$822,632	$787,868
Interest Bearing	3,515,252	3,476,666	3,397,299	3,470,132	3,448,874
Total Deposits	4,346,204	4,305,511	4,320,369	4,292,764	4,236,742
Notes Payable	—	—	—	—	13,750
FHLB Advances	326,000	336,000	399,500	404,500	404,500
Subordinated Debentures, Net of Issuance Costs	108,882	108,782	108,677	108,588	108,689
Accrued Interest Payable	2,565	4,254	3,227	5,208	4,110
Other Liabilities	58,166	52,425	58,134	51,471	52,600
Total Liabilities	4,841,817	4,806,972	4,889,907	4,862,531	4,820,391

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at June 30, 2026 (unaudited), March 31, 2026 (unaudited), December 31, 2025, September 30, 2025 (unaudited), and June 30, 2025 (unaudited)	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,880,830 at June 30, 2026 (unaudited), 27,832,867 at March 31, 2026 (unaudited), 27,759,970 at December 31, 2025, 27,584,732 at September 30, 2025 (unaudited), and 27,470,283 at June 30, 2025 (unaudited)	279	278	278	276	275
Additional Paid-In Capital	100,868	99,564	98,287	97,101	95,174
Retained Earnings	380,841	367,848	351,455	339,135	328,547
Accumulated Other Comprehensive Gain (Loss)	(593)	(5,780)	561	(5,563)	(14,228)
Total Shareholders' Equity	547,909	528,424	517,095	497,463	476,282
Total Liabilities and Equity	$5,389,726	$5,335,396	$5,407,002	$5,359,994	$5,296,673

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$64,146	$61,726	$61,444	$60,038	$57,888	$125,872	$111,708
Investment Securities	6,904	6,923	9,720	10,371	9,200	13,827	18,597
Other	1,606	1,316	2,145	3,224	2,110	2,922	4,601
Total Interest Income	72,656	69,965	73,309	73,633	69,198	142,621	134,906

Interest Expense
Deposits	29,711	28,793	32,203	34,615	32,497	58,504	64,600
Federal Funds Purchased	19	238	5	—	16	257	16
Notes Payable	—	—	—	106	260	—	518
FHLB Advances	2,494	2,438	3,524	2,933	2,852	4,932	5,008
Subordinated Debentures	1,866	1,849	1,890	1,888	1,121	3,715	2,104
Total Interest Expense	34,090	33,318	37,622	39,542	36,746	67,408	72,246

Net Interest Income	38,566	36,647	35,687	34,091	32,452	75,213	62,660
Provision for Credit Losses	550	1,200	1,450	1,100	2,000	1,750	3,500

Net Interest Income After Provision for Credit Losses	38,016	35,447	34,237	32,991	30,452	73,463	59,160

Noninterest Income
Customer Service Fees	520	527	521	501	496	1,047	991
Net Gain on Sales of Securities	—	7,251	80	59	474	7,251	475
Letter of Credit Fees	304	185	668	383	323	489	778
Debit Card Interchange Fees	230	201	178	173	152	431	289
Swap Fees	263	240	651	—	938	503	980
Bank-Owned Life Insurance	451	447	455	440	387	898	766
Investment Advisory Fees	260	213	227	208	213	474	538
FHLB Prepayment Income	—	—	—	—	301	—	301
Other Income	296	500	368	297	343	795	588
Total Noninterest Income	2,324	9,564	3,148	2,061	3,627	11,888	5,706

Noninterest Expense
Salaries and Employee Benefits	13,916	13,492	12,434	12,229	11,363	27,408	22,734
Occupancy and Equipment	1,360	1,375	1,171	1,266	1,274	2,735	2,508
FDIC Insurance Assessment	595	780	770	775	750	1,375	1,200
Data Processing	692	611	638	637	625	1,303	1,244
Professional and Consulting Fees	1,267	1,196	1,404	1,261	1,110	2,463	2,104
Derivative Collateral Fees	206	168	237	309	372	374	823
Information Technology and Telecommunications	1,258	1,067	976	973	971	2,325	1,942
Marketing and Advertising	604	776	718	658	435	1,380	762
Intangible Asset Amortization	227	226	231	230	230	453	460
FHLB Prepayment Penalty	—	982	—	—	—	982	—
Other Expense	1,769	1,497	1,659	1,618	1,811	3,266	3,300
Total Noninterest Expense	21,894	22,170	20,238	19,956	18,941	44,064	37,077

Income Before Income Taxes	18,446	22,841	17,147	15,096	15,138	41,287	27,789
Provision for Income Taxes	4,439	5,435	3,813	3,495	3,618	9,874	6,636
Net Income	14,007	17,406	13,334	11,601	11,520	31,413	21,153
Preferred Stock Dividends	(1,014)	(1,013)	(1,014)	(1,013)	(1,014)	(2,027)	(2,027)
Net Income Available to Common Shareholders	$12,993	$16,393	$12,320	$10,588	$10,506	$29,386	$19,126

Earnings Per Share
Basic	$0.47	$0.59	$0.45	$0.38	$0.38	$1.06	$0.70
Diluted	0.45	0.58	0.43	0.38	0.38	1.03	0.68

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	June 30, 2026			March 31, 2026			June 30, 2025
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$140,738	$1,167	3.33%	$97,488	$771	3.21%	$166,164	$1,681	4.06%
Investment Securities:
Taxable Investment Securities	460,567	5,233	4.56	506,154	5,530	4.43	734,998	8,883	4.85
Tax-Exempt Investment Securities (1)	144,241	2,115	5.88	119,582	1,764	5.98	31,940	401	5.04
Total Investment Securities	604,808	7,348	4.87	625,736	7,294	4.73	766,938	9,284	4.86
Loans (1)(2)	4,380,477	64,537	5.91	4,336,869	62,102	5.81	4,064,540	58,122	5.74
Federal Home Loan Bank Stock	18,692	438	9.39	19,337	546	11.45	21,416	429	8.03
Total Interest Earning Assets	5,144,715	73,490	5.73%	5,079,430	70,713	5.65%	5,019,058	69,516	5.56%
Noninterest Earning Assets	172,500			163,331			143,124
Total Assets	$5,317,215			$5,242,761			$5,162,182

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$931,588	$7,504	3.23%	$888,301	$6,936	3.17%	$813,906	$7,769	3.83%
Savings and Money Market Deposits	1,436,829	11,650	3.25	1,411,090	11,423	3.28	1,370,831	12,692	3.71
Time Deposits	230,949	2,089	3.63	252,426	2,333	3.75	326,024	3,268	4.02
Brokered Deposits	843,456	8,468	4.03	804,618	8,101	4.08	833,629	8,768	4.22
Total Interest Bearing Deposits	3,442,822	29,711	3.46	3,356,435	28,793	3.48	3,344,390	32,497	3.90
Federal Funds Purchased	1,901	19	3.90	24,478	238	3.95	1,369	16	4.64
Notes Payable	—	—	—	—	—	—	13,750	260	7.58
FHLB Advances	340,341	2,494	2.94	336,472	2,438	2.94	404,473	2,852	2.83
Subordinated Debentures	108,835	1,866	6.87	108,730	1,849	6.90	83,892	1,121	5.36
Total Interest Bearing Liabilities	3,893,899	34,090	3.51%	3,826,115	33,318	3.53%	3,847,874	36,746	3.83%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	808,295			834,916			774,424
Other Noninterest Bearing Liabilities	62,446			56,905			69,178
Total Noninterest Bearing Liabilities	870,741			891,821			843,602
Shareholders' Equity	552,575			524,825			470,706
Total Liabilities and Shareholders' Equity	$5,317,215			$5,242,761			$5,162,182
Net Interest Income / Interest Rate Spread		39,400	2.22%		37,395	2.11%		32,770	1.73%
Net Interest Margin (3)			3.07%			2.99%			2.62%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(834)			(748)			(318)
Net Interest Income		$38,566			$36,647			$32,452

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Six Months Ended
	June 30, 2026			June 30, 2025
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$119,232	$1,938	3.28%	$185,850	$3,737	4.06%
Investment Securities:
Taxable Investment Securities	483,235	10,763	4.49	751,702	17,916	4.81
Tax-Exempt Investment Securities (1)	131,980	3,879	5.93	33,734	862	5.15
Total Investment Securities	615,215	14,642	4.80	785,436	18,778	4.82
Loans (1)(2)	4,358,793	126,639	5.86	3,982,389	112,101	5.68
Federal Home Loan Bank Stock	19,012	984	10.43	20,209	864	8.62
Total Interest Earning Assets	5,112,252	144,203	5.69%	4,973,884	135,480	5.49%
Noninterest Earning Assets	167,942			143,115
Total Assets	$5,280,194			$5,116,999
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$910,253	$14,440	3.20%	$834,537	$15,958	3.86%
Savings and Money Market Deposits	1,424,031	23,073	3.27	1,336,632	24,627	3.72
Time Deposits	241,628	4,422	3.69	327,613	6,577	4.05
Brokered Deposits	824,144	16,569	4.05	834,244	17,438	4.22
Total Interest Bearing Deposits	3,400,056	58,504	3.47	3,333,026	64,600	3.91
Federal Funds Purchased	13,127	257	3.94	688	16	4.64
Notes Payable	—	—	—	13,750	518	7.60
FHLB Advances	338,417	4,932	2.94	379,652	5,008	2.66
Subordinated Debentures	108,783	3,715	6.89	81,813	2,104	5.19
Total Interest Bearing Liabilities	3,860,383	67,408	3.52%	3,808,929	72,246	3.82%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	821,342			770,849
Other Noninterest Bearing Liabilities	59,692			68,607
Total Noninterest Bearing Liabilities	881,034			839,456
Shareholders' Equity	538,777			468,614
Total Liabilities and Shareholders' Equity	$5,280,194			$5,116,999
Net Interest Income / Interest Rate Spread		76,795	2.17%		63,234	1.67%
Net Interest Margin (3)			3.03%			2.56%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(1,582)			(574)
Net Interest Income		$75,213			$62,660

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Allowance for Credit Losses
Balance at Beginning of Period	$57,277	$56,443	$56,390	$55,765	$53,766	$56,443	$52,277
Provision for Credit Losses	550	1,350	1,250	900	2,000	1,900	3,500
Charge-offs	(738)	(658)	(1,259)	(276)	(6)	(1,396)	(18)
Recoveries	329	142	62	1	5	471	6
Net Charge-offs	(409)	(516)	(1,197)	(275)	(1)	(925)	(12)
Balance at End of Period	$57,418	$57,277	$56,443	$56,390	$55,765	$57,418	$55,765
Allowance for Credit Losses to Total Loans	1.30%	1.31%	1.31%	1.34%	1.35%	1.30%	1.35%

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Provision for Credit Losses on Loans and Leases	$550	$1,350	$1,250	$900	$2,000	$1,900	$3,500
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	—	(150)	200	200	—	(150)	—
Provision for Credit Losses	$550	$1,200	$1,450	$1,100	$2,000	$1,750	$3,500

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025
Selected Asset Quality Data
Loans 30-89 Days Past Due	$871	$494	$968	$2,906	$12,492
Loans 30-89 Days Past Due to Total Loans	0.02%	0.01%	0.02%	0.07%	0.30%
Nonperforming Loans	$21,648	$11,715	$22,034	$9,991	$10,134
Nonperforming Loans to Total Loans	0.49%	0.27%	0.51%	0.24%	0.24%
Nonaccrual Loans to Total Loans	0.49	0.27	0.51	0.24	0.24
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.49	0.27	0.51	0.24	0.24
Foreclosed Assets	$—	$—	$—	$—	$185
Nonperforming Assets (1)	21,648	11,715	22,034	9,991	10,319
Nonperforming Assets to Total Assets (1)	0.40%	0.22%	0.41%	0.19%	0.19%
Net Loan Charge-Offs (Annualized) to Average Loans	0.04	0.05	0.11	0.03	0.00
Watchlist/Special Mention Risk Rating Loans	$38,469	$47,681	$47,823	$40,642	$53,282
Substandard Risk Rating Loans	43,888	43,074	52,956	58,074	44,986

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Pre-Provision Net Revenue
Noninterest Income	$2,324	$9,564	$3,148	$2,061	$3,627	$11,888	$5,706
Less: Gain on Sales of Securities	—	(7,251)	(80)	(59)	(474)	(7,251)	(475)
Less: FHLB Advance Prepayment Income	—	—	—	—	(301)	—	(301)
Total Operating Noninterest Income	2,324	2,313	3,068	2,002	2,852	4,637	4,930
Plus: Net Interest Income	38,566	36,647	35,687	34,091	32,452	75,213	62,660
Net Operating Revenue	$40,890	$38,960	$38,755	$36,093	$35,304	$79,850	$67,590

Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077
Total Operating Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077

Pre-Provision Net Revenue	$18,996	$16,790	$18,517	$16,137	$16,363	$35,786	$30,513

Plus:
Non-Operating Revenue Adjustments	—	7,251	80	59	775	7,251	776
Less:
Provision for Credit Losses	550	1,200	1,450	1,100	2,000	1,750	3,500
Provision for Income Taxes	4,439	5,435	3,813	3,495	3,618	9,874	6,636
Net Income	$14,007	$17,406	$13,334	$11,601	$11,520	$31,413	$21,153

Average Assets	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,162,182	$5,280,194	$5,116,999
Pre-Provision Net Revenue Return on Average Assets	1.43%	1.30%	1.35%	1.19%	1.27%	1.37%	1.20%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$40,890	$38,960	$38,755	$36,093	$35,304	$79,850	$67,590

Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077
Less: Merger-related Expenses	—	—	(346)	(530)	(540)	—	(1,105)
Less: FHLB Prepayment Penalty	—	(982)	—	—	—	(982)	—
Adjusted Total Operating Noninterest Expense	$21,894	$21,188	$19,892	$19,426	$18,401	$43,082	$35,972

Adjusted Pre-Provision Net Revenue	$18,996	$17,772	$18,863	$16,667	$16,903	$36,768	$31,618
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.43%	1.37%	1.38%	1.23%	1.31%	1.40%	1.25%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$39,400	$37,395	$36,447	$34,614	$32,770	$76,795	$63,234
Less:
Loan Fees	(1,464)	(1,257)	(1,041)	(966)	(1,019)	(2,721)	(1,738)
Purchase Accounting Accretion:
Loan Accretion	(171)	(324)	(546)	(380)	(425)	(495)	(767)
Bond Accretion	(17)	(22)	(33)	(89)	(152)	(39)	(730)
Bank-Owned Certificates of Deposit Accretion	—	—	(16)	(6)	(4)	—	(11)
Deposit Certificates of Deposit Accretion	—	—	—	(13)	(37)	—	(75)
Total Purchase Accounting Accretion	(188)	(346)	(595)	(488)	(618)	(534)	(1,583)
Core Net Interest Income (Tax-equivalent Basis)	$37,748	$35,792	$34,811	$33,160	$31,133	$73,540	$59,913

Average Interest Earning Assets	$5,144,715	$5,079,430	$5,264,700	$5,223,139	$5,019,058	$5,112,252	$4,973,884
Core Net Interest Margin	2.94%	2.86%	2.62%	2.52%	2.49%	2.90%	2.43%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$64,537	$62,102	$61,746	$60,317	$58,122	$126,639	$112,101
Less:
Loan Fees	(1,464)	(1,257)	(1,041)	(966)	(1,019)	(2,721)	(1,738)
Loan Accretion	(171)	(324)	(546)	(380)	(425)	(495)	(767)
Core Loan Interest Income	$62,902	$60,521	$60,159	$58,971	$56,678	$123,423	$109,596

Average Loans	$4,380,477	$4,336,869	$4,239,936	$4,132,987	$4,064,540	$4,358,793	$3,982,389
Core Loan Yield	5.76%	5.66%	5.63%	5.66%	5.59%	5.71%	5.55%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Efficiency Ratio
Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077
Less: Amortization of Intangible Assets	(227)	(226)	(231)	(230)	(230)	(453)	(460)
Adjusted Noninterest Expense	$21,667	$21,944	$20,007	$19,726	$18,711	$43,611	$36,617

Net Interest Income	$38,566	$36,647	$35,687	$34,091	$32,452	$75,213	$62,660
Noninterest Income	2,324	9,564	3,148	2,061	3,627	11,888	5,706
Less: Gain on Sales of Securities	—	(7,251)	(80)	(59)	(474)	(7,251)	(475)
Adjusted Operating Revenue	$40,890	$38,960	$38,755	$36,093	$35,605	$79,850	$67,891
Efficiency Ratio	53.0%	56.3%	51.6%	54.7%	52.6%	54.6%	53.9%

Adjusted Efficiency Ratio
Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077
Less: Amortization of Intangible Assets	(227)	(226)	(231)	(230)	(230)	(453)	(460)
Less: Merger-related Expenses	—	—	(346)	(530)	(540)	—	(1,105)
Less: FHLB Advance Prepayment Penalty	—	(982)	—	—	—	(982)	—
Adjusted Noninterest Expense	$21,667	$20,962	$19,661	$19,196	$18,171	$42,629	$35,512

Net Interest Income	$38,566	$36,647	$35,687	$34,091	$32,452	$75,213	$62,660
Noninterest Income	2,324	9,564	3,148	2,061	3,627	11,888	5,706
Less: Gain on Sales of Securities	—	(7,251)	(80)	(59)	(474)	(7,251)	(475)
Less: FHLB Advance Prepayment Income	—	—	—	—	(301)	—	(301)
Adjusted Operating Revenue	$40,890	$38,960	$38,755	$36,093	$35,304	$79,850	$67,590
Adjusted Efficiency Ratio	53.0%	53.8%	50.7%	53.2%	51.5%	53.4%	52.5%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$21,894	$22,170	$20,238	$19,956	$18,941	$44,064	$37,077
Less: Merger-related Expenses	—	—	(346)	(530)	(540)	—	(1,105)
Less: FHLB Advance Prepayment Penalty	—	(982)	—	—	—	(982)	—
Adjusted Noninterest Expense	$21,894	$21,188	$19,892	$19,426	$18,401	$43,082	$35,972

Average Assets	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,162,182	$5,280,194	$5,116,999
Adjusted Noninterest Expense to Average Assets (Annualized)	1.65%	1.64%	1.45%	1.43%	1.43%	1.65%	1.42%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$547,909	$528,424	$517,095	$497,463	$476,282
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	481,395	461,910	450,581	430,949	409,768
Less: Intangible Assets	(18,459)	(18,685)	(18,912)	(19,142)	(19,372)
Tangible Common Equity	$462,936	$443,225	$431,669	$411,807	$390,396

Total Assets	$5,389,726	$5,335,396	$5,407,002	$5,359,994	$5,296,673
Less: Intangible Assets	(18,459)	(18,685)	(18,912)	(19,142)	(19,372)
Tangible Assets	$5,371,267	$5,316,711	$5,388,090	$5,340,852	$5,277,301
Tangible Common Equity/Tangible Assets	8.62%	8.34%	8.01%	7.71%	7.40%

Tangible Book Value Per Share
Book Value Per Common Share	$17.27	$16.60	$16.23	$15.62	$14.92
Less: Effects of Intangible Assets	(0.66)	(0.67)	(0.68)	(0.69)	(0.71)
Tangible Book Value Per Common Share	$16.61	$15.93	$15.55	$14.93	$14.21

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$12,993	$16,393	$12,320	$10,588	$10,506	$29,386	$19,126

Average Shareholders' Equity	$552,575	$524,825	$509,655	$485,869	$471,700	$538,777	$468,614
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	486,061	458,311	443,141	419,355	405,186	472,263	402,100
Less: Effects of Average Intangible Assets	(18,588)	(18,816)	(19,042)	(19,274)	(19,504)	(18,702)	(19,620)
Average Tangible Common Equity	$467,473	$439,495	$424,099	$400,081	$385,682	$453,561	$382,480
Return on Average Tangible Common Equity	11.15%	15.13%	11.53%	10.50%	10.93%	13.07%	10.08%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$12,993	$16,393	$12,320	$10,588	$10,506	$29,386	$19,126

Add: Merger-related Expenses	—	—	346	530	540	—	1,105
Add: FHLB Advance Prepayment Penalty	—	982	—	—	—	982	—
Less: FHLB Advance Prepayment Income	—	—	—	—	(301)	—	(301)
Less: Gain on Sales of Securities	—	(7,251)	(80)	(59)	(474)	(7,251)	(475)
Total Adjustments	—	(6,269)	266	471	(235)	(6,269)	329
Less: Tax Impact of Adjustments	—	1,492	(59)	(110)	56	1,498	(79)
Adjusted Net Income Available to Common Shareholders	$12,993	$11,616	$12,527	$10,949	$10,327	$24,615	$19,376

Diluted Weighted Average Shares Outstanding	28,589,332	28,490,176	28,354,756	28,190,406	27,998,008	28,546,721	28,022,592
Adjusted Diluted Earnings Per Common Share	$0.45	$0.41	$0.44	$0.39	$0.37	$0.86	$0.69

Adjusted Return on Average Assets
Net Income	$14,007	$17,406	$13,334	$11,601	$11,520	$31,413	$21,153
Add: Total Adjustments	—	(6,269)	266	471	(235)	(6,269)	329
Less: Tax Impact of Adjustments	—	1,492	(59)	(110)	56	1,498	(79)
Adjusted Net Income	$14,007	$12,629	$13,541	$11,962	$11,341	$26,642	$21,403

Average Assets	$5,317,215	$5,242,761	$5,438,555	$5,372,443	$5,162,182	$5,280,194	$5,116,999
Adjusted Return on Average Assets	1.06%	0.98%	0.99%	0.88%	0.88%	1.02%	0.84%

Adjusted Return on Average Shareholders' Equity
Adjusted Net Income	$14,007	$12,629	$13,541	$11,962	$11,341	$26,642	$21,403

Average Shareholders' Equity	$552,575	$524,825	$509,655	$485,869	$471,700	$538,777	$468,614
Adjusted Return on Average Shareholders' Equity	10.17%	9.76%	10.54%	9.77%	9.64%	9.97%	9.21%

Adjusted Return on Average Tangible Common Equity
Adjusted Net Income Available to Common Shareholders	$12,993	$11,616	$12,527	$10,949	$10,327	$24,615	$19,376

Average Tangible Common Equity	$467,473	$439,495	$424,099	$400,081	$385,682	$453,561	$382,480
Adjusted Return on Average Tangible Common Equity	11.15%	10.72%	11.72%	10.86%	10.74%	10.94%	10.22%